Exhibit 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 15, 1999, included in the Ames Department Stores, Inc. Annual Report on Form 10-K for the year ended January 30, 1999 and to all references to our Firm included in this Registration Statement.


                                                    /s/ ARTHUR ANDERSEN LLP



New York, New York
November 2, 1999










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